Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 27, 2012

/s/ Donald W. Slager
DONALD W. SLAGER

Exhibit A

Registrant	Position
Republic Services, Inc.	President, Chief Executive Officer and Director

Each of the Subsidiary Guarantors listed on Schedules Q and U to the Registration Statement on Form S-3	President, Chief Executive Officer and Director of Republic Services, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule K to the Registration Statement on Form S-3	President, Chief Executive Officer and Director

Each of the Subsidiary Guarantors listed on Schedules M and N to the Registration Statement on Form S-3	President, Chief Executive Officer and Director of Allied Waste North America, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule T to the Registration Statement on Form S-3	President and Chief Executive Officer of Republic Services, Inc., as Managing Member of Republic Services of Georgia GP, LLC, as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule V to the Registration Statement on Form S-3	President and Chief Executive Officer of Republic Services, Inc., as Managing Member of Republic Services of Wisconsin GP, LLC, as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedules W and OOO to the Registration Statement on Form S-3	President and Chief Executive Officer of Republic Services, Inc., as General Partner of Republic Services of Indiana, Limited Partnership, as Managing Member of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedules OO, PP, AAA, DDD, EEE and PPP to the Registration Statement on Form S-3	President and Chief Executive Officer of Republic Services, Inc., as Managing Member of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule PPP to the Registration Statement on Form S-3	President and Chief Executive Officer

Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 27, 2012

/s/ James W. Crownover
JAMES W. CROWNOVER

Exhibit A

Registrant	Position
Republic Services, Inc.	Chairman of the Board of Directors

Each of the Subsidiary Guarantors listed on Schedules Q and U to the Registration Statement on Form S-3	Chairman of the Board of Directors of Republic Services, Inc., as General Partner of such Subsidiary Guarantors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 27, 2012

/s/ Brian Bales
BRIAN BALES

Exhibit A

Registrant	Position
Each of the Subsidiary Guarantors listed on Schedules A and F to the Registration Statement on Form S-3	President and Director

Each of the Subsidiary Guarantors listed on Schedules B, C, D, E, G, H, I and J to the Registration Statement on Form S-3	Director

Each of the Subsidiary Guarantors listed on Schedules L and M to the Registration Statement on Form S-3	President and Director of Allied Waste Landfill Holdings, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule N to the Registration Statement on Form S-3	President and Director of Browning-Ferris Industries of Tennessee, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule O to the Registration Statement on Form S-3	Director of Republic Waste Services of Texas GP, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule P to the Registration Statement on Form S-3	President and Director of BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule Q to the Registration Statement on Form S-3	President and Director of Zakaroff Services, as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule R to the Registration Statement on Form S-3	Director of Ranbanco Recycling, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule R to the Registration Statement on Form S-3	Director of Ranbanco Ltd., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule S to the Registration Statement on Form S-3	Director of Republic Services of Florida GP, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedules W, X, Y, CC, HH, JJ, KK, TT, UU, WW, ZZ, AAA, HHH, JJJ, KKK and MMM to the Registration Statement on Form S-3	President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 27, 2012

/s/ Robert Boucher
ROBERT BOUCHER

Exhibit A

Registrant	Position
Each of the Subsidiary Guarantors listed on Schedules E, J, FF, II, NN, DDD, LLL and NNN to the Registration Statement on Form S-3	President

Each of the Subsidiary Guarantors listed on Schedule O to the Registration Statement on Form S-3	President of Republic Waste Services of Texas GP, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule S to the Registration Statement on Form S-3	President of Republic Services of Florida GP, Inc., as General Partner of such Subsidiary Guarantors

Each of the Subsidiary Guarantors listed on Schedule T to the Registration Statement on Form S-3	President of Republic Services of Georgia GP, LLC, as General Partner of such Subsidiary Guarantors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Tod C. Holmes his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: April 27, 2012

/s/ Edward A. Lang, III
EDWARD A. LANG, III

Exhibit A

Registrant	Position
Dinverno, Inc.	Vice President – Finance, Treasurer and Director

Allied Green Power, LLC and each of the Subsidiary Guarantors listed on Schedule PPP to the Registration Statement on Form S-3	Vice President – Finance and Treasurer

Allied Green Power, LLC	Vice President – Finance and Treasurer of Allied Waste North America, Inc., as Managing Member of such Subsidiary Guarantors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 27, 2012

/s/ Jack Perko
JACK PERKO

Exhibit A

Registrant	Position
Each of the Subsidiary Guarantors listed on Schedules B, I, Z, GG, LL, RR, XX, YY, EEE, FFF and OOO to the Registration Statement on Form S-3	President

Each of the Subsidiary Guarantors listed on Schedule V to the Registration Statement on Form S-3	President of Republic Services of Wisconsin GP, LLC, as General Partner of such Subsidiary Guarantors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 27, 2012

/s/ Charles F. Serianni
CHARLES F. SERIANNI

Exhibit A

Registrant	Position
Dinverno, Inc.	Director